Exhibit 99.1
Contacts:

Media	Investors
Brad Bishop	Paul Blair	James T. Crines
574-372-4291	574-371-8042	574-372-4264
bradley.bishop@zimmer.com	paul.blair@zimmer.com	james.crines@zimmer.com
Zimmer Holdings, Inc. Reports Second Quarter 2009 Financial Results

•	Net Sales of $1.02 billion represents a decrease of 5.5% reported (0.6% constant currency)

•	Diluted EPS for the second quarter were $0.98 reported, a decrease of 1.0% from the prior year period, and $1.00 adjusted, a decrease of 2.9% from the prior year period

•	Reaffirms full-year sales and adjusted EPS guidance
(WARSAW, IN) July 23, 2009—Zimmer Holdings, Inc. (NYSE and SWX: ZMH) today reported financial results for the quarter ended June 30, 2009. The Company reported second quarter net sales of $1.02 billion, a decrease of 5.5% reported and 0.6% constant currency from the second quarter of 2008. Diluted earnings per share for the quarter were $0.98 reported and $1.00 adjusted, a decrease of 2.9% adjusted from the prior year period.
“Our second quarter results provide further evidence that we are successfully stabilizing our business and making progress toward restoring positive momentum,” said David Dvorak, Zimmer President and CEO. “We achieved sequential improvement in revenue on a day-rate basis for the quarter in six of our seven product categories, including Knees and Hips. We are once again reaffirming our 2009 sales and earnings guidance.”

Net earnings for the second quarter were $210.1 million on a reported basis and $215.5 million on an adjusted basis, a decrease of 9.0% adjusted from the prior year period. Operating cash flow for the second quarter was $195.1 million. Net earnings for the first six months of 2009 were $412.3 million on a reported basis and $425.5 million on an adjusted basis, a decrease of 11.6% adjusted from the prior year period.
During the quarter, the Company utilized $36 million of cash to acquire 0.8 million shares under its $1.25 billion repurchase program. At the end of the quarter, $797 million of share repurchase authorization remained available under this program, which expires on December 31, 2009.
Guidance
The Company reaffirmed its full year 2009 sales and earnings guidance. Full year revenues for 2009 are expected to increase between 1% and 3% on a constant currency basis. Assuming foreign currency exchange rates remain consistent with current levels, the Company estimates that foreign currency translation will reduce revenue for 2009 by approximately 2.5%. Full year 2009 adjusted diluted earnings per share are projected to be in a range of $3.85 to $4.00.
Conference Call
The Company will conduct its second quarter 2009 investor conference call today, July 23, 2009, at 8:00 a.m. Eastern Time. The live audio webcast can be accessed via Zimmer’s Investor Relations website at http://investor.zimmer.com. It will be archived for replay following the conference.
Individuals who wish to dial into the conference call may do so at (888) 881-6248. International callers should dial (706) 634-6422. A digital recording will be available two hours after the completion of the conference call from July 23, 2009 to August 6, 2009. To access the recording, U.S./Canada callers should dial (800) 642-1687, and International callers should dial (706) 645-9291, and enter the Conference ID, 16739971. A copy of this press release and other financial and statistical information about the periods to be presented in the conference call will be accessible through the Zimmer website at http://investor.zimmer.com.
Sales Tables
The following tables provide sales results by geographic segment and product category, as well as the percentage change compared to the prior year quarter and six months on both a reported and constant currency basis. Beginning in 2009, the Company’s Dental product category sales are no longer included within its Reconstructive products category. Prior year amounts related to Dental product category sales have been reclassified to conform to the 2009 presentation.

NET SALES — THREE MONTHS ENDED JUNE 30, 2009
(in millions, unaudited)

			Constant
	Net	Reported	Currency
	Sales	% Growth	% Growth
Geographic Segments
Americas	$590	(1)%	—%
Europe	280	(14)	(1)
Asia Pacific	150	(6)	(2)

Total	1,020	(6)	(1)
Product Categories
Reconstructive
Americas	441	(2)	(2)
Europe	225	(16)	(3)
Asia Pacific	114	(5)	(1)

Total	780	(7)	(2)
Knees
Americas	272	(3)	(2)
Europe	108	(14)	—
Asia Pacific	58	(6)	—

Total	438	(6)	(1)
Hips
Americas	143	(4)	(3)
Europe	112	(19)	(6)
Asia Pacific	53	(4)	(2)

Total	308	(10)	(4)
Extremities	34	8	13
Dental	53	(17)	(12)
Trauma	57	3	7
Spine	64	18	23
OSP and other	66	1	3

NET SALES — SIX MONTHS ENDED JUNE 30, 2009
(in millions, unaudited)

			Constant
	Net	Reported	Currency
	Sales	% Growth	% Growth
Geographic Segments
Americas	$1,184	(1)%	(1)%
Europe	546	(14)	—
Asia Pacific	283	(8)	(4)

Total	2,013	(6)	(1)
Product Categories
Reconstructive
Americas	884	(2)	(1)
Europe	444	(15)	(2)
Asia Pacific	214	(7)	(3)

Total	1,542	(7)	(2)
Knees
Americas	548	(2)	(2)
Europe	213	(13)	1
Asia Pacific	106	(8)	(1)

Total	867	(6)	(1)
Hips
Americas	285	(4)	(3)
Europe	219	(17)	(5)
Asia Pacific	104	(5)	(5)

Total	608	(10)	(4)
Extremities	67	6	10
Dental	100	(16)	(11)
Trauma	114	3	6
Spine	129	19	23
OSP and other	128	(11)	(9)

About the Company
Founded in 1927 and headquartered in Warsaw, Indiana, Zimmer designs, develops, manufactures and markets orthopaedic reconstructive, spinal and trauma devices, dental implants, and related surgical products. Zimmer has operations in more than 25 countries around the world and sells products in more than 100 countries. Zimmer’s 2008 sales were approximately $4.1 billion. The Company is supported by the efforts of more than 8,000 employees worldwide.
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For more information about Zimmer, visit www.zimmer.com
Note on Non-GAAP Financial Measures
As used in this press release, the term “adjusted” refers to operating performance measures that exclude inventory step-up, acquisition, integration, realignment and other expenses and net curtailment and settlement gain. The term “constant currency” refers to any financial measure that excludes the effect of changes in foreign currency exchange rates. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measure are included in this press release.
Zimmer Safe Harbor Statement
This press release contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 based on current expectations, estimates, forecasts and projections about the orthopaedics industry, management’s beliefs and assumptions made by management. Forward-looking statements may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” and “seeks” or the negative of such terms or other variations on such terms or comparable terminology. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially. These risks and uncertainties include, but are not limited to, our compliance with the Corporate Integrity Agreement through 2012; the impact of our enhanced healthcare compliance global initiatives and business practices on our relationships with customers and consultants, our market share and our overall financial performance; the success of our quality initiatives; the outcome of the informal investigation by the U.S. Securities and Exchange Commission into Foreign Corrupt Practices Act matters announced in October 2007; price and product competition;

changes in customer demand for our products and services caused by demographic changes or other factors; dependence on new product development, technological advances and innovation; shifts in the product category or regional sales mix of our products and services; supply and prices of raw materials and products; control of costs and expenses; our ability to obtain and maintain adequate intellectual property protection; our ability to successfully integrate acquired businesses; our ability to form and implement alliances; challenges relating to changes in and compliance with governmental laws and regulations affecting our U.S. and international businesses, including regulations of the U.S. Food and Drug Administration and foreign government regulators and tax obligations and risks; the impact of temporarily suspending U.S. distribution of one of our key hip replacement products; product liability and intellectual property litigation losses; reductions in reimbursement levels from third-party payors and cost-containment efforts of healthcare purchasing organizations; our ability to retain the independent agents and distributors who market our products; changes in general industry and market conditions, including domestic and international growth rates and general domestic and international economic conditions, including interest rate and currency exchange rate fluctuations; and the costs of defending or resolving putative class action securities litigation and lawsuits, investigations or other proceedings resulting from our September 2007 settlement with the U.S. government and other matters. For a further list and description of such risks and uncertainties, see our periodic reports filed with the U.S. Securities and Exchange Commission. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be set forth in our periodic reports. Readers of this document are cautioned not to place undue reliance on these forward-looking statements, since, while we believe the assumptions on which the forward-looking statements are based are reasonable, there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in this document.

ZIMMER HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE THREE MONTHS ENDED JUNE 30, 2009 and 2008
(in millions, except per share amounts, unaudited)

	2009	2008	% Inc/(Dec)
Net Sales	$1,019.9	$1,079.5	(6)%
Cost of products sold	236.8	262.3	(11)

Gross Profit	783.1	817.2	(4)

Research and development	49.9	48.3	3
Selling, general and administrative	432.3	448.0	(4)
Acquisition, integration, realignment and other	36.5	12.5	192
Net curtailment and settlement	(32.1)	—	100

Operating expenses	486.6	508.8	(5)

Operating Profit	296.5	308.4	(4)
Interest and other, net	(4.0)	6.8	(158)

Earnings before income taxes	292.5	315.2	(7)
Provision for income taxes	82.4	87.8	(6)

Net Earnings	210.1	227.4	(7)
Less: Net earnings attributable to noncontrolling interest	—	(0.3)	(100)

Net Earnings of Zimmer Holdings, Inc.	$210.1	$227.1	(7)

Earnings Per Common Share
Basic	$0.98	$0.99	(1)
Diluted	$0.98	$0.99	(1)
Weighted Average Common Shares Outstanding
Basic	214.7	228.4
Diluted	215.5	229.5
Certain amounts in the 2008 consolidated statement of earnings have been reclassified to conform to the 2009 presentation.

ZIMMER HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 and 2008
(in millions, except per share amounts, unaudited)

	2009	2008	% Inc/(Dec)
Net Sales	$2,012.5	$2,138.7	(6)%
Cost of products sold	467.1	517.0	(11)

Gross Profit	1,545.4	1,621.7	(5)

Research and development	101.7	96.1	6
Selling, general and administrative	856.0	865.8	(1)
Acquisition, integration, realignment and other	43.5	19.8	120
Net curtailment and settlement	(32.1)	—	100

Operating expenses	969.1	981.7	(1)

Operating Profit	576.3	640.0	(10)
Interest and other, net	(7.7)	7.8	(198)

Earnings before income taxes	568.6	647.8	(12)
Provision for income taxes	156.3	180.9	(14)

Net Earnings	412.3	466.9	(12)
Less: Net earnings attributable to noncontrolling interest	—	(0.5)	(100)

Net Earnings of Zimmer Holdings, Inc.	$412.3	$466.4	(12)

Earnings Per Common Share
Basic	$1.89	$2.02	(6)
Diluted	$1.88	$2.01	(6)
Weighted Average Common Shares Outstanding
Basic	218.1	230.5
Diluted	218.8	231.7
Certain amounts in the 2008 consolidated statement of earnings have been reclassified to conform to the 2009 presentation.

ZIMMER HOLDINGS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions, unaudited)

	June 30,	December 31,
	2009	2008

Assets
Current Assets:
Cash and cash equivalents	$277.5	$212.6
Restricted cash	2.7	2.7
Receivables, net	768.7	732.8
Inventories, net	980.9	928.3
Other current assets	298.9	302.2

Total current assets	2,328.7	2,178.6

Property, plant and equipment, net	1,254.4	1,264.1
Goodwill	2,814.6	2,774.8
Intangible assets, net	874.6	872.1
Other assets	189.8	149.4

Total Assets	$7,462.1	$7,239.0

Liabilities and Shareholders’ Equity

Current liabilities	$669.2	$771.1
Other long-term liabilities	333.8	353.9
Long-term debt	653.5	460.1
Shareholders’ equity	5,805.6	5,653.9

Total Liabilities and Shareholders’ Equity	$7,462.1	$7,239.0

ZIMMER HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 and 2008
(in millions, unaudited)

	2009	2008

Cash flows provided by (used in) operating activities
Net earnings of Zimmer Holdings, Inc.	$412.3	$466.4
Depreciation and amortization	161.4	129.2
Gain on sale of investments	—	(8.7)
Net curtailment and settlement	(32.1)	—
Share-based compensation	40.1	39.4
Inventory step-up	7.0	1.8
Income tax benefits from employee stock compensation plans	0.2	10.0
Excess income tax benefits from employee stock compensation plans	—	(6.0)
Changes in operating assets and liabilities
Income taxes	4.8	(35.7)
Receivables	(29.8)	(81.9)
Inventories	(51.8)	(55.6)
Accounts payable and accrued expenses	(119.4)	87.6
Other assets and liabilities	(13.0)	(23.2)

Net cash provided by operating activities	379.7	523.3

Cash flows provided by (used in) investing activities
Additions to instruments	(75.9)	(119.5)
Additions to other property, plant and equipment	(54.7)	(121.5)
Acquisition of intellectual property rights	(25.9)	—
Proceeds from sale of investments	—	12.0
Investments in other assets	(17.8)	(7.5)

Net cash used in investing activities	(174.3)	(236.5)

Cash flows provided by (used in) financing activities
Net borrowings under credit facilities	200.0	220.0
Proceeds from employee stock compensation plans	3.6	45.2
Excess income tax benefits from employee stock compensation plans	—	6.0
Repurchase of common stock	(337.8)	(640.2)
Acquisition of noncontrolling interest	(7.8)	—

Net cash used in financing activities	(142.0)	(369.0)

Effect of exchange rates on cash and cash equivalents	1.5	6.4

Increase in cash and cash equivalents	64.9	(75.8)
Cash and cash equivalents, beginning of period	212.6	463.9

Cash and cash equivalents, end of period	$277.5	$388.1

ZIMMER HOLDINGS, INC.
NET SALES BY GEOGRAPHIC SEGMENT
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2009 and 2008
(in millions, unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2009	2008	% (Dec)	2009	2008	% (Dec)

Americas	$589.6	$594.5	(1)%	$1,184.2	$1,201.6	(1)%
Europe	280.4	325.8	(14)	545.5	631.3	(14)
Asia Pacific	149.9	159.2	(6)	282.8	305.8	(8)

Total	$1,019.9	$1,079.5	(6)	$2,012.5	$2,138.7	(6)

ZIMMER HOLDINGS, INC.
NET SALES BY PRODUCT CATEGORY
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2009 and 2008
(in millions, unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2009	2008	% Inc/(Dec)	2009	2008	% Inc/(Dec)

Reconstructive	$780.0	$841.1	(7)%	$1,541.6	$1,656.6	(7)%
Dental	52.7	63.3	(17)	100.1	119.1	(16)
Trauma	56.7	54.9	3	113.6	110.6	3
Spine	64.2	54.3	18	128.8	108.3	19
OSP and other	66.3	65.9	1	128.4	144.1	(11)

Total	$1,019.9	$1,079.5	(6)	$2,012.5	$2,138.7	(6)

ZIMMER HOLDINGS, INC.
RECONCILIATION OF REPORTED % GROWTH TO
CONSTANT CURRENCY % GROWTH
(unaudited)

	For the Three Months Ended
	June 30, 2009
		Foreign	Constant
	Reported	Exchange	Currency
	% Growth	Impact	% Growth

Geographic Segments
Americas	(1)%	(1)%	—%
Europe	(14)	(13)	(1)
Asia Pacific	(6)	(4)	(2)
Total	(6)	(5)	(1)

Product Categories
Reconstructive
Americas	(2)	—	(2)
Europe	(16)	(13)	(3)
Asia Pacific	(5)	(4)	(1)
Total	(7)	(5)	(2)

Knees
Americas	(3)	(1)	(2)
Europe	(14)	(14)	—
Asia Pacific	(6)	(6)	—
Total	(6)	(5)	(1)

Hips
Americas	(4)	(1)	(3)
Europe	(19)	(13)	(6)
Asia Pacific	(4)	(2)	(2)
Total	(10)	(6)	(4)

Extremities	8	(5)	13

Dental	(17)	(5)	(12)

Trauma	3	(4)	7

Spine	18	(5)	23

OSP and other	1	(2)	3

ZIMMER HOLDINGS, INC.
RECONCILIATION OF REPORTED % GROWTH TO
CONSTANT CURRENCY % GROWTH
(unaudited)

	For the Six Months Ended
	June 30, 2009
		Foreign	Constant
	Reported	Exchange	Currency
	% Growth	Impact	% Growth
Geographic Segments
Americas	(1)%	—%	(1)%
Europe	(14)	(14)	—
Asia Pacific	(8)	(4)	(4)
Total	(6)	(5)	(1)
Product Categories
Reconstructive
Americas	(2)	(1)	(1)
Europe	(15)	(13)	(2)
Asia Pacific	(7)	(4)	(3)
Total	(7)	(5)	(2)
Knees
Americas	(2)	—	(2)
Europe	(13)	(14)	1
Asia Pacific	(8)	(7)	(1)
Total	(6)	(5)	(1)
Hips
Americas	(4)	(1)	(3)
Europe	(17)	(12)	(5)
Asia Pacific	(5)	—	(5)
Total	(10)	(6)	(4)
Extremities	6	(4)	10
Dental	(16)	(5)	(11)
Trauma	3	(3)	6
Spine	19	(4)	23
OSP and other	(11)	(2)	(9)

ZIMMER HOLDINGS, INC.
Reconciliation of Net Earnings and Adjusted Net Earnings
For the Three Months Ended June 30, 2009 and 2008
(in millions, unaudited)

	Three Months
	Ended June 30,
	2009	2008

Net Earnings	$210.1	$227.1
Inventory step-up	2.8	1.5
Acquisition, integration, realignment and other	36.5	12.5
Net curtailment and settlement	(32.1)	—
Taxes on inventory step-up, acquisition, integration, realignment and other and net curtailment and settlement	(1.8)	(4.2)

Adjusted Net Earnings	$215.5	$236.9

ZIMMER HOLDINGS, INC.
Reconciliation of Net Earnings and Adjusted Net Earnings
For the Six Months Ended June 30, 2009 and 2008
(in millions, unaudited)

	Six Months
	Ended June 30,
	2009	2008

Net Earnings	$412.3	$466.4
Inventory step-up	7.0	1.8
Acquisition, integration, realignment and other	43.5	19.8
Net curtailment and settlement	(32.1)	—
Taxes on inventory step-up, acquisition, integration, realignment and other and net curtailment and settlement	(5.2)	(6.8)

Adjusted Net Earnings	$425.5	$481.2

ZIMMER HOLDINGS, INC.
Reconciliation of Diluted EPS and Adjusted Diluted EPS
For the Three Months Ended June 30, 2009 and 2008
(unaudited)

	Three Months
	Ended June 30,
	2009	2008

Diluted EPS	$0.98	$0.99
Inventory step-up	0.01	0.01
Acquisition, integration, realignment and other	0.17	0.05
Net curtailment and settlement	(0.15)	—
Taxes on inventory step-up, acquisition, integration, realignment and other and net curtailment and settlement	(0.01)	(0.02)

Adjusted Diluted EPS	$1.00	$1.03

ZIMMER HOLDINGS, INC.
Reconciliation of Diluted EPS and Adjusted Diluted EPS
For the Six Months Ended June 30, 2009 and 2008
(unaudited)

	Six Months
	Ended June 30,
	2009	2008

Diluted EPS	$1.88	$2.01
Inventory step-up	0.03	0.01
Acquisition, integration, realignment and other	0.20	0.09
Net curtailment and settlement	(0.15)	—
Taxes on inventory step-up, acquisition, integration, realignment and other and net curtailment and settlement	(0.02)	(0.03)

Adjusted Diluted EPS	$1.94	$2.08

ZIMMER HOLDINGS, INC.
Reconciliation of 2009 Projected Diluted EPS
and Projected Adjusted Diluted EPS
(unaudited)

Projected Twelve Months Ended December 31, 2009:	Low	High

Diluted EPS	$3.68	$3.83
Inventory step-up	0.05	0.05
Acquisition, integration, realignment and other	0.35	0.35
Net curtailment and settlement	(0.15)	(0.15)
Taxes on inventory step-up, acquisition, integration, realignment and other and net curtailment and settlement	(0.08)	(0.08)

Adjusted Diluted EPS	$3.85	$4.00